LAS VEGAS SANDS, INC. on
                                     AND on
                         VENETIAN CASINO RESORT, LLC on
                             LIMITED WAIVER UNDER on
                       TERM LOAN AND SECURITY AGREEMENT on




                    This LIMITED  WAIVER UNDER TERM LOAN AND SECURITY  AGREEMENT
(this "Waiver") is dated as of on December 31, 2001 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and on VENETIAN CASINO RESORT, LLC ("VCR"), a Nevada limited liability company, as joint and several obligors (each of LVSI and VCR, a "Borrower" and, collectively, the "Borrowers"), GENERAL ELECTRIC CAPITAL CORPORATION, as on administrative agent (in such capacity, the "Administrative Agent") for the financial institutions party to on the Equipment Loan Agreement hereinafter referred to (the "Lenders"), and the Lenders listed on the signature pages hereto and executing a counterpart hereof and is made with reference to that certain Term Loan and on Security Agreement, dated as of December 22, 1997, by and among the Borrowers, the Lenders, the on Administrative Agent and BancBoston Leasing Inc., as Co-Agent, as amended by a Limited Waiver and First on Amendment to Term Loan and Security Agreement, dated as of November 12, 1999, a Limited Waiver and Second on Amendment to Term Loan and Security Agreement, dated June 13, 2000, a Limited Waiver, Consent and Third on Amendment to Term Loan and Security Agreement, dated as of June 29, 2001 and a Fourth Amendment to Term Loan and Security Agreement (the "Fourth Amendment"), dated as of September 28, 2001 (as so amended, the on "Equipment Loan Agreement"). Capitalized terms used herein which are defined in the Equipment Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to them in the Equipment Loan on Agreement.

                    WHEREAS, the Borrowers have advised the Lenders that they may not be in compliance with the minimum consolidated adjusted EBITDA covenant (section 6.9(c)) contained in the Equipment Loan Agreement for the Fiscal Quarter ending December 31, 2001 and the Borrowers have requested that the Lenders agree to waive compliance with such covenant for such Fiscal Quarter only;

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and on covenants herein contained, the parties hereto agree as follows:

          Section   1. LIMITED WAIVER

                    A. Subject to the terms and conditions set forth herein and in reliance on the on representations and warranties of the Borrowers herein contained, the Lenders hereby waive, for the Fiscal on Quarter period ending December 31, 2001, compliance with the provisions of subsection 6.9(c) of the Equipment Loan Agreement.

                    B. Without  limiting the  generality  of the  provisions  of section 11.3 of the Equipment Loan Agreement, the waiver set forth herein shall be limited precisely as written and such waiver relates on solely to the noncompliance of the Borrowers with the provisions of subsection 6.9(c) of the Equipment Loan on Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to (a) constitute a waiver of compliance by the Borrowers with respect to (i) subsection 6.9(c) of the Equipment on Loan Agreement in any other instance or for any other Fiscal Quarter or (ii) any other term, provision or on condition of the Equipment Loan Agreement or any other instrument or agreement referred to therein (whether on in connection with this waiver of subsection 6.9(c) of the Equipment Loan Agreement or otherwise) or (b) on prejudice any right or remedy that the Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Equipment Loan Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Equipment Loan Agreement and the other Loan Documents shall remain in full force and effect and in all on other respects are hereby ratified and confirmed.

          Section   2. CONDITIONS TO EFFECTIVENESS

                    Section 1 of this Waiver shall become effective only upon the satisfaction of all of the on following conditions precedent (or waiver of any or all of the conditions precedent by the Administrative on Agent in its sole discretion) (the date of satisfaction or wavier of such conditions being referred to herein as the "Waiver Effective Date"):

                    A. On or before the Waiver Effective Date, the Borrowers shall deliver to the Lenders (or to the Administrative Agent for the Lenders with sufficient originally executed copies, where on appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Waiver on Effective Date:

                    1. Copies of the organizational documents of each Borrower, certified by the Secretary of State of its jurisdiction of organization or in lieu thereof a certificate, dated the on Waiver Effective Date, of the secretary or an assistant secretary of LVSI, acting in its own right on and as managing member of VCR, to the effect that such organizational documents have not been on amended, modified or rescinded since the date of the Fourth Amendment and remain in full force and on effect;

                    2. Signature and incumbency certificates of officers of LVSI, on behalf of on LVSI and as managing member of VCR.

                    B. The Administrative Agent shall have received (i) for the account of each of the on Lenders executing a counterpart of this Waiver, a one-time non-refundable fee in an amount equal to one on eighth of one percent (0.125%) of the outstanding principal balance of the Basic Loan of such Lender as of on the Waiver Effective Date and (ii) for its own account as Administrative Agent, a one-time non-refundable fee equal to $29,792.

                    C. The Administrative Agent shall have received from the Borrowers a copy of a duly on executed waiver of the covenant contained in the
Section 7.6C. of the Bank Credit Agreement for the Fiscal on Quarter period ending December 31, 2001, duly executed by the Requisite Lenders (as such term is defined in on the Bank Credit Agreement) and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                    D. No Event of Default or Default under (and as defined in) the Equipment Loan on Agreement shall have occurred and be continuing.

                    E. On or before the Waiver Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto on not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, and its counsel shall be reasonably satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

          Section   3. BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Waiver, the Borrowers represent and on warrant to each Lender that the following statements are true, correct and complete:

                    A. Corporate Power and Authority. The Borrowers have all requisite corporate power on and authority to enter into this Waiver.

                    B. Authorization of Agreements. The execution and delivery of this Waiver have been on duly authorized by all necessary corporate action on the part of the Borrowers.

                    C. No Conflict. The execution and delivery by the Borrowers of this Waiver do not on and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the on Borrowers or any of their Subsidiaries, the organizational documents of the Borrowers or any of their on Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the on Borrowers or any of their Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due on notice or lapse of time or both) a default under any Material Contract of the Borrowers or any of their on Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrowers or any of their Subsidiaries, or (iv) require any approval of stockholders or any on approval or consent of any Person under any Material Contract of the Borrowers or any of their Subsidiaries on except for such violations, conflicts, approvals and consents the failure of which to obtain could not on reasonably be expected to have a Material Adverse Effect.

                    D. Governmental Consents. The execution and delivery by the Borrowers of this Waiver do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                    E. Binding  Obligation.  This Waiver has been duly  executed and delivered by the on Borrowers and is the legally valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by equitable principles relating to on enforceability.

                    F. Incorporation of Representations and Warranties From Equipment Loan Agreement. on The representations and warranties contained in
Section 3 of the Equipment Loan Agreement are and will be on true, correct and complete in all material respects on and as of the Waiver Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Section   4. MISCELLANEOUS

                    A. Fees and Expenses. The Borrowers acknowledge that all costs, fees and expenses as described in subsection 11.4 of the Equipment Loan Agreement incurred by the Agents and their respective on counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the on account of the Borrowers.

                    B. Headings. Section and subsection headings in this Waiver are included herein for on convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be on given any substantive effect.

                    C. Applicable Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES on HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE on STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                    D. Counterparts; Effectiveness. This Waiver may be executed in any number of on counterparts and by different parties hereto in separate counterparts, each of which when so executed and on delivered shall be deemed an original, but all such counterparts together shall constitute but one and the on same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by each of the Borrowers, the Administrative Agent and on the Requisite Lenders and the receipt by the Borrowers and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]

                    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                  BORROWERS:

                           LAS VEGAS SANDS, INC.


                                 By:  /s/David Friedman
                                      ------------------------------------------
                                      Name: David Friedman
                                      Title: Secretary


                           VENETIAN CASINO RESORT, LLC

                                 By:  Las Vegas Sands, Inc.,
                                      its managing member


                                 By:  /s/David Friedman
                                      ------------------------------------------
                                      Name: David Friedman
                                      Title: Secretary


                  LENDERS:

                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           as a Lender and as Administrative Agent


                                 By:  /s/Ann Naegle
                                      ------------------------------------------
                                      Name: Ann Naegle
                                      Title: Vice President


                           FLEET CAPITAL CORPORATION,
                           as a Lender


                                 By:  /s/Roberto Calvo
                                      ------------------------------------------
                                      Name: Roberto Calvo
                                      Title: Vice President

                           GMAC COMMERCIAL MORTGAGE CORPORATION,
                           as a Lender


                                 By:  /s/John Hopkins
                                      ------------------------------------------
                                      Name: John Hopkins
                                      Title: Vice President




                                      S-2